November 13, 2019

Titan Machinery, Inc.
644 E Beaton Dr.
West Fargo, ND 58078

Attn: Mark Kalvoda
Chief Financial Officer
via electronic mail

Re: Wholesale Floor Plan Credit Facility

Dear Mr. Kalvoda,

Titan Machinery, Inc. (“Titan”) and CNH Industrial Capital America LLC (“CNHI”) are parties to that Amended and Restated Wholesale Floor Plan Credit Facility and Security Agreement dated November 13, 2007, as amended from time to time (the “Agreement”). This letter will confirm that, effective November 13, 2019, the current total wholesale floor plan credit limit for Titan is $360,000,000.00.

Best Regards,

CNH Industrial Capital America LLC

/s/ Mike VanVlaenderen
Mike VanVlaenderen, Strategic Accounts Manager

Titan agrees to the above described amendment to the Amended and Restated Wholesale Floor Plan Credit Facility and Security Agreement dated November 13, 2007, as amended.

Titan Machinery, Inc.

/s/ Mark Kalvoda
Mark Kalvoda, Chief Financial Officer

CNH Industrial Capital America LLC
5729 Washington Ave
Racine WI 53406